UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): April 28, 2020

WELLS FARGO & COMPANY

(Exact name of registrant as specified in its charter)

Delaware	001-02979	No. 41-0449260
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

420 Montgomery Street, San Francisco, California 94104

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: 1-866-249-3302

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Common Stock, par value $1-2/3	WFC	NYSE
7.5% Non-Cumulative Perpetual Convertible Class A Preferred Stock, Series L	WFC.PRL	NYSE
Depositary Shares, each representing a 1/1000th interest in a share of Non-Cumulative Perpetual Class A Preferred Stock, Series N	WFC.PRN	NYSE
Depositary Shares, each representing a 1/1000th interest in a share of Non-Cumulative Perpetual Class A Preferred Stock, Series O	WFC.PRO	NYSE
Depositary Shares, each representing a 1/1000th interest in a share of Non-Cumulative Perpetual Class A Preferred Stock, Series P	WFC.PRP	NYSE
Depositary Shares, each representing a 1/1000th interest in a share of 5.85% Fixed-to-Floating Rate Non-Cumulative Perpetual Class A Preferred Stock, Series Q	WFC.PRQ	NYSE
Depositary Shares, each representing a 1/1000th interest in a share of 6.625% Fixed-to-Floating Rate Non-Cumulative Perpetual Class A Preferred Stock, Series R	WFC.PRR	NYSE
Depositary Shares, each representing a 1/1000th interest in a share of Non-Cumulative Perpetual Class A Preferred Stock, Series T	WFC.PRT	NYSE
Depositary Shares, each representing a 1/1000th interest in a share of Non-Cumulative Perpetual Class A Preferred Stock, Series V	WFC.PRV	NYSE
Depositary Shares, each representing a 1/1000th interest in a share of Non-Cumulative Perpetual Class A Preferred Stock, Series W	WFC.PRW	NYSE
Depositary Shares, each representing a 1/1000th interest in a share of Non-Cumulative Perpetual Class A Preferred Stock, Series X	WFC.PRX	NYSE
Depositary Shares, each representing a 1/1000th interest in a share of Non-Cumulative Perpetual Class A Preferred Stock, Series Y	WFC.PRY	NYSE
Depositary Shares, each representing a 1/1000th interest in a share of Non-Cumulative Perpetual Class A Preferred Stock, Series Z	WFC.PRZ	NYSE
Guarantee of 5.80% Fixed-to-Floating Rate Normal Wachovia Income Trust Securities of Wachovia Capital Trust III	WFC/TP	NYSE
Guarantee of Medium-Term Notes, Series A, due October 30, 2028 of Wells Fargo Finance LLC	WFC/28A	NYSE

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act (17 CFR 230.405) or Rule 12b-2 of the Exchange Act (17 CFR 240.12b-2).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07	Submission of Matters to a Vote of Security Holders

Wells Fargo & Company (the “Company”) held its annual meeting of shareholders on April 28, 2020. At the meeting, shareholders elected all 12 of the directors nominated by the Board of Directors as each director received a greater number of votes cast “for” his or her election than votes cast “against” his or her election as reflected below. In addition, shareholders approved, on an advisory basis, the compensation of the Company’s named executives as disclosed in the Company’s 2020 proxy statement; and ratified the appointment of KPMG LLP as the Company’s independent registered public accounting firm for 2020. The shareholders did not approve the three shareholder proposals presented at the meeting. The final voting results for each item presented at the meeting are set forth below.

Election of Director Nominees

Director	FOR	%[1]	AGAINST	ABSTENTIONS	BROKER NON-VOTES
Steven D. Black	3,063,309,007	99.00%	31,093,043	14,005,971	401,809,342
Celeste A. Clark	3,065,830,740	99.03%	30,051,145	12,526,137	401,809,342
Theodore F. Craver, Jr.	3,062,648,823	98.97%	31,813,232	13,945,966	401,809,342
Wayne M. Hewett	3,051,394,422	98.60%	43,258,028	13,754,671	401,810,242
Donald M. James	2,994,329,015	96.77%	99,947,642	14,130,464	401,810,242
Maria R. Morris	3,043,139,081	98.31%	52,463,484	12,804,556	401,810,242
Charles H. Noski	3,034,559,191	98.07%	59,596,204	14,252,626	401,809,342
Richard B. Payne, Jr.	3,062,910,718	98.98%	31,712,613	13,784,690	401,809,342
Juan A. Pujadas	3,052,315,657	98.62%	42,733,851	13,358,513	401,809,342
Ronald L. Sargent	3,030,235,117	97.92%	64,399,918	13,772,086	401,810,242
Charles W. Scharf	3,069,646,194	99.11%	27,450,407	11,311,420	401,809,342
Suzanne M. Vautrinot	3,027,633,034	97.79%	68,301,154	12,473,833	401,809,342

[1]	Votes cast for the director nominee as a percentage of total votes cast for and against.

Advisory Resolution to Approve Executive Compensation

FOR	%[2]	AGAINST	ABSTENTIONS	BROKER NON-VOTES
2,876,147,664	92.53%	199,610,497	32,648,960	401,810,242

Ratify the Appointment of KPMG LLP as the Company’s Independent Registered Public Accounting Firm for 2020

FOR	%[2]	AGAINST	ABSTENTIONS	BROKER NON-VOTES
3,177,060,168	90.51%	322,792,664	10,364,531	0

Shareholder Proposal - Requesting Shareholder Approval of By-law Amendments

FOR	%[2]	AGAINST	ABSTENTIONS	BROKER NON-VOTES
100,110,461	3.22%	2,969,207,200	39,090,361	401,809,342

Shareholder Proposal - Report on Incentive-Based Compensation and Risks of Material Losses

FOR	%[2]	AGAINST	ABSTENTIONS	BROKER NON-VOTES
717,131,343	23.07%	2,354,395,114	36,880,665	401,810,242

Shareholder Proposal - Report on Global Median Pay Gap

FOR	%[2]	AGAINST	ABSTENTIONS	BROKER NON-VOTES
279,614,600	9.00%	2,708,147,611	120,644,910	401,810,242

[2]	Votes cast for the proposal as a percentage of total votes cast for and against and abstentions.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WELLS FARGO & COMPANY

DATED: May 1, 2020	By:	/s/ Anthony R. Augliera
Anthony R. Augliera
Executive Vice President, Deputy General Counsel and Secretary